77Q1(d) - Exhibits

Articles Supplementary dated March 8, 2013. Incorporated by reference to the exhibit to the Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of SunAmerica Series, Inc. (File No. 333-11283) filed on
March 15, 2013.